T. Rowe Price Spectrum Fund, Inc.

Spectrum Growth Fund

Supplement to prospectus dated May 1, 2003

Effective September 1, 2003, Table 1 on page 2 of the fund`s prospectus will be replaced with the following:

Table 1  Asset Allocation Ranges for Underlying Funds
Income Fund	Investment Range	Growth Fund	Investment Range	International Fund	Investment Range
Emerging Markets Bond	0—10%	Blue Chip Growth	5—20%	Emerging Europe & Mediterranean	0—15%
Equity Income	10—25	Emerging Markets Stock	0-10	Emerging Markets Bond	0—15
GNMA	5—20	Equity Income	10-40	Emerging Markets Stock	0—20
High Yield	10—25	Growth & Income	7.5—22.5	European Stock	0—30
International Bond	5—20	Growth Stock	5—20	International Bond	0—20
New Income	15—30	International Growth & Income	0-15	International Discovery	0—20
Short-Term Bond	0—15	International Stock	0-15	International Stock	35—65
Summit Cash Reserves	0—25	Mid-Cap Value	0—15	Japan	0—30
U.S. Treasury Long-Term	0—15	New Era	0—15	Latin America	0—15
		New Horizons	10—25	New Asia	0—20
		Summit Cash Reserves	0—25	Summit Cash Reserves	0—25

The date of the above supplement is August 15, 2003.

Spectrum Growth Fund
Spectrum Income Fund
Spectrum International Fund

Supplement to prospectus dated May 1, 2003

Effective July 1, 2003, the paragraphs under "Management of the Underlying Funds" on page 23 of the funds` prospectus will be replaced with the following:

T. Rowe Price serves as investment manager for the Spectrum Growth and Spectrum Income Funds as well as all of the underlying domestic funds. T. Rowe Price International serves as investment manager for the Spectrum International Fund. T. Rowe Price International or an affiliate serves as the investment manager for all of the underlying international funds. Each manager is responsible for the selection and management of fund portfolio investments.

T. Rowe Price and T. Rowe Price International are wholly owned subsidiaries of T. Rowe Price Group, Inc. Their U.S. offices are located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price International and its affiliate also have offices in London, Tokyo, Singapore, Hong Kong, Buenos Aires, Paris, and Copenhagen.

The date of the above supplement is July 1, 2003.

C08-041 8/15/03